spiraltoys

OTCQB : STOY

Mobile Connected Entertainment

Corporate Presentation

June 2015

Important Cautions Regarding Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and Canadian securities laws, including statements relating to expectations for the performance of Spiral Toys. The terms “expects”, “would”, “will”, “believes”, and similar terms are intended to identify these forward-looking statements.

Forward-looking statements are based on estimates and assumptions made by Spiral Toys in light of its experience and its perception of current conditions and expected future developments, as well as other factors that Spiral Toys believes are appropriate in the circumstances. Many factors could cause Spiral Toys’ actual results, performance or achievements to differ materially from those expressed or implied by the forward-looking statements. These risk factors and others relating to Spiral Toys that may cause actual results to differ are set forth in Spiral Toys’ periodic filings with the U.S. Securities and Exchange Commission (copies of which filings may be obtained at www.sec.gov).

These factors should be considered carefully, and readers should not place undue reliance on Spiral Toys’ forward-looking statements. Spiral Toys has no intention and undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

NO OFFER; NO RELIANCE. This presentation does not constitute an offer to sell, or a solicitation of an offer to buy, any security and may not be relied upon in connection with the purchase or sale of any security. Any such offer would only be made by means of formal documents, the terms of which would govern in all respects. You should not rely on this presentation as the basis upon which to make any investment decision.

Key Stats: STOY (OTCQB)

spiraltoys OTCQB:STOY

Stock Price *(6/22/15)*	***$0.47***
52 Week Low-High *(6/22/15)*	*$0.20- $0.87*
Shares Outstanding *(5/7/15)*	*42.8M*
Public Float *(5/7/15)*	*20.8M*
Market Cap *(6/22/15)*	***$20.1M***
Avg. Daily Vol. *(3 mo.)*	*~64,000*
Insider Holdings *(mrq)*	*~52%*
Began Trading as Spiral Toys[1]	*July 2014*
Employees	*12*

Revenue	***Expected in Q2-15***
2015 Estimated Revenue[2]	*$6M - $8M*
Recent Equity Financings[3]	*~$1.5M*
Cash *(mrq)*	*$83,020*
Debt *(mrq)*	*$181,828*



STOY Daily
6/23/15
0.9
0.8
0.7
0.6
0.5
0.4
0.3
Volume
©BigCharts.com
1.0
0.5
0.0
Millions
15
Feb
Mar
Apr
May
Jun

Sources: Yahoo! Finance and company filings. Mrq as of quarter ended March 31, 2015.

1) Represents date of predecessor acquisition of Spiral Toys LLC in July 2014.
2) 2015 annual revenue target: issued and only effective as of June 24, 2015.
3) As of May 20, 2015.

About Spiral

spiraltoys
OTCQB:STOY

- **Our connected technologies** converges social media and entertainment interactivity with **consumer products**

- Spiral's hardware and software platform creates high value **digital ecosystems** around **physical objects**

- Unique business model provides for **multiple revenue streams,** while capturing users of all ages


spiral

The Broader Market Where We Play:
The Internet of Things

spiraltoys
OTCQB:STOY

Internet of Pages → Internet of Commerce → Internet of Applications → Internet of People → **Internet of Things**

mozilla AOL | amazon ebay | NETFLIX | You Tube

- Consumers are increasingly **interacting with physical objects** via their Internet-connected, mobile world, creating a whole new growth industry: ***The Internet of Things (IoT)***
- *IoT also referred to as "Web 3.0" or "The Physical Web"*



50.1 Billion Connected Devices
6.6 per person **by 2020**[1]
$1.4 Trillion Market by 2020
Climbing at 4% CAGR[2]
50.1B
18.2B
0.5B
1M
Internet-Connected Devices Globally
1992
1996
2000
2004
2008
2012
2016
2020

http://www.cisco.com/web/services/portfolio/consulting-services/documents/consulting-services-capturing-ioe-value-aag.pdf; 2) http://www.prnewswire.com/news-releases/future-of-iot-market-internet-of-things-reviewed-in-2014-2020-research-reports-278102771.html

IoT Industry Landscape & Where Spiral Fits In

- While one of the first products that features our technology is a plush toy, Spiral is **not** a toy company
- Spiral's **hardware/software platform** expects to deliver a world of entertainment & social media via mobile apps and everyday physical objects
- Our current focus covers the IoT categories of ***Platform, Lifestyle/Entertainment, Toys, Tags,*** and ***User Interface***


spiraltoys
Platform (83 Companies)
Toys (23 Companies)
Lifestyle/Entertainment (85 Companies)
User Interface (36 Companies)
Tags/Trackers (24 Companies)
Internet Of Things[1]
Categories: 16
Companies: 776
Raised: $6.4B
(Source: Venture Scanner)
Automotive (41 Companies)
City/Infrastructure (42 Companies)
Home (137 Companies)
Healthcare (101 Companies)
Fitness (92 Companies)
Smartwatch/Jewelry (43 Companies)
Agriculture (31 Companies)

1) www.venturescanner.com

Economics of the Mobile App Space

spiraltoys
OTCQB:STOY

- Apple App Store generated **$10 billion+ in revenue for mobile app developers in 2014, up 50%** from 2013[1]
- Google Play **generated $7 billion+[2] in 2014**
- Total global app market anticipated to exceed **$37 billion by 2017[3]**
- Average **loyal app user generates ~$2[4]** of revenue per year
- Despite the strong economics, **99% of apps fail[5]**

Global App Revenue Forecast 2008-2017[3]



25% CAGR from 2011 to 2017
$37 B
2008
2011
2014
2017

1) http://appleinsider.com/articles/15/01/08/apples-app-store-generated-over-10-billion-in-revenue-for-developers-in-record-2014
2) http://9to5google.com/2015/02/26/google-has-now-paid-android-developers-7b-in-past-12-months-testing-sponsored-app-searches/
3) https://www.magplus.com/wp-content/uploads/2013/01/Global-App-Revenue-Forcast_strategy-analytics_600.jpg
4) http://venturebeat.com/2013/11/25/developers-brace-yourselves-for-a-bloodbath-the-cost-of-getting-a-new-mobile-gamer-exceeds-the-revenue-that-user-generates/
5) http://www.theinquirer.net/inquirer/news/2322853/over-99-percent-of-apps-will-not-make-any-money

The Problem of Acquiring Users

- Greatest challenge facing digital content companies is competiveness and the **increasing cost of acquiring users**
- Over just past 12 months, the **cost to acquire a loyal app user** by a digital content company more than doubled to **$3.09 ea**, with most of the cost attributed to adverstising[1]
- Ad-related Cost per Install up **54% y/y to $2.11** across iOS and Android[2]
- 80-90% of downloaded apps are **deleted after only one use**[3]


Cost to Acquire a Loyal Mobile App User1
$1.48
$3.09
Up 109% in 12 Months
Mar-14
Mar-15


Ad-Related Cost per Install (CPI)2
$1.38
$2.11
Up 54% in 12 Months
Apr-14
Apr-15

1) www.fiksu.com/resources/fiksu-indexes#loyal-index
2) www.fiksu.com/resources/fiksu-indexes#competitive-index
3) blog.optimizely.com/2014/05/09/the-optimized-app-ab-testing-goes-mobile/

Spiral's Approach Lowers Cost & Risk of Acquiring App Users

spiraltoys
OTCQB:STOY

- Spiral addresses the untapped opportunity in the consumer marketplace
  - **Taps the power of the IoT through a unique connected experience, and**
  - **Overcomes the problem of acquiring digital app users**
- **$2 million+ invested** (since inception) in support of Spiral and its **patent-pending technology** and **interactive platform,** which offers a new consumer experience



Internet of Things
Social Networking
Consumer Products

We Leverage Partnerships to Lower Our Go-to-Market Risk

Retail partners provide a physical presence that brings Spiral's products and brands to customers.



Marketing channels feature advertising, marketing and product promotions for products containing Spiral's technology.

Product partners provide working capital to bring products with Spiral's technology to leading retailers.

Digital Content partners build mobile apps for Spiral products.

Spiral recognizes 100% of digital content revenue.

Spiral is creating a digital publishing platform.

Spiral's Multiple Revenue Streams

spiraltoys
OTCQB:STOY

Technology Production	Licensing	Digital App Revenue

- **Currently generating revenue** from sale of Spiral proprietary technology to partners
- Miniaturized embedded communication devices produced in **China & Hong Kong**
- Spiral subsidiary in Hong Kong allows for **strategic positioning to facilitate relationships for manufacturing**
- **Gross margins 10-15% on Spiral Technology**

Spiral Provides
The Technology Inside


spiral

Spiral's Multiple Revenue Streams

spiraltoys
OTCQB:STOY

Technology Production | **Licensing** | Digital App Revenue

- Spiral generates revenue by licensing its **proprietary technology and unique, valuable brands** to its partners
- Licensing revenue typically recognized when **physical products are sold to retailers**

Spiral Products



CloudPets



Vinyl

Spiral's Multiple Revenue Streams

spiraltoys
OTCQB:STOY

Technology Production | Licensing | **Digital App Revenue**

- **Acquire digital customers** by leveraging partner marketing and consumer products sales
- **Digital customers and digital content are 100% owned by Spiral**
- Generate revenue through **digital content sales** on the Apple App Store and Google Play
- **Freemium** revenue model

Available on the App Store

ANDROID APP ON Google play


FREE
mium

Spiral Ecosystem of Partners, Customers, Products & Mobile Apps

spiraltoys
OTCQB:STOY

Partners

Spiral's partnerships fund the manufacturing, distribution & marketing of the physical product

Lowers capex & risk bringing products to market



Sale of Physical Products

With Spiral technology - fun & entertainment drives digital user adoption

❶

Product Creates Social Network

Engage those close to the owner of the physical product creating a relevant digital social network

❷

Social Network Encourages Mobile Engagement

Ongoing interaction between users from anywhere in the world

❸

Mobile Engagement Drives In-App Purchases

Micro-interactions generate high margin revenue over product lifetime

❹

spiral

Customers

Spiral receives 100% of mobile app revenue generated by digital users

Creates high margin, on-going revenue stream



Launching a Product on the Spiral Platform: CloudPets – "A Message You Can Hug"

spiraltoys
OTCQB:STOY

- **Global toy distribution partner** taking CloudPets to market via major retailers this summer (1M units ordered to date)
- **$9.6 Million Digital/TV Marketing Campaign** fully funded by partners
- **Spiral's innovative connected technology** drives CloudPets' unique brand value
- Revenue streams:
  - **Product sales**
  - **CloudPets mobile app** in-app purchases
- **CloudPets brand can be applied to future products** on the Spiral platform (i.e., pillowcases, other toys, etc.)


Welcome To CloudPets
Buy Now
CloudPets

CloudPets: Building the Business

spiraltoys
OTCQB:STOY

- Spiral **builds a community** around the child with a CloudPet *(Parents, Grandparents, other family members, friends)*
- Blue Tooth Low Energy (BTLE) technology enables two way interaction with child **anytime** and from **anywhere**
  - Send voice messages, play games, read stories, sing lullabies, etc.
- **Spiral monetizes** the members of the community around CloudPets through **the ongoing sale of digital content**
- Spiral **generates revenue acquiring mobile app users** through the sale of physical CloudPets


CloudPets

CloudPets Addresses High-Growth Market Opportunity for Connected Toys

spiraltoys
OTCQB:STOY

- Global connected toy market growing at **42% CAGR to $8.3B by 2018**[1]
- U.S. sales of Plush Toys increased 6% in 2014, to **$0.94B**[2]
- Youth Electronics up 10% in 2014, to **$0.64B**[2]





Connected Toy Market1
$billions
$8.3
42% CAGR
$1.5
2013
2014
2015
2016
2017
2018

1) iDATE Research - Smart Toys 2014: http://www.slideshare.net/Hekfir/smart-toys-slideshow
2) NPD Group's Retail Tracking Service: http://www.toyassociation.org/TIA/Industry_Facts/salesdata/IndustryFacts/Sales_Data/Sales_Data.aspx?hkey=6381a73a-ce46-4caf-8bc1-72b99567df1e#.VXXkRkYYujL

CloudPets Milestones

spiraltoys
OTCQB:STOY

Late Summer 2015 – CloudPets anticipated to be on shelves of major retailers across U.S.

May 2015: Second 500,000 order placed (1M total)

April 2015: Order for 500,000 CloudPets placed by major global distribution partner

April 2015: Partner-funded $9.6M digital/TV marketing campaign commences

January 2015: CloudPets distribution agreements signed with Jay@Play and OnDemand Global

July 2014: CloudPets TV ad test run: all **2,000** allocated units sold out immediately. CloudPets app downloaded **11,000+** times during test.





Spiral History & Near-Term Future Milestones

spiraltoys
OTCQB:STOY

2011: Spiral founded by Mark Meyers

January 2014: Initial Spiral technology development complete

July 2014: Began trading on OTC.QB

January 2015: Distribution agreement signed with Jay@Play

April 2015: $9.6M CloudPets national advertising campaign launched

April 2015: Received order for 500,000 CloudPets

May 2015: CloudPets orders surpass 1,000,000

Late Summer 2015: CloudPets available at US retailers

2016+: Additional products to be released

2014 … **2016**

How Spiral is Different: Competitive Advantages

spiraltoys
OTCQB:STOY

Inventory	Spiral **does not carry inventory** for physical products and manufactures its technology using Just-in-Time manufacturing
Manufacturing	Spiral's subsidiaries overseas ensure **production readiness and low cost manufacturing**
Distribution	Spiral leverages **leading global distributors** in order to take physical products featuring Spiral's technology **to leading retailers**
Marketing	Spiral's marketing partners **fully fund television and digital media campaigns**
Digital Content Creation	Spiral partners with **leading app developers to create content** for digital apps
Mobile App Customers	Spiral **generates ongoing revenue** with engaging mobile applications using the **freemium** model
Monetizing App Users	**High value, relevant networks** created around physical products keep users engaged and more likely to make in-app purchases

Spiral Key Takeaways

spiraltoys
OTCQB:STOY

- **Digital app users captured** through sale of physical consumer products
- Unique ecosystem creates **multiple revenue streams** including high margin mobile app revenue
- Digital platform **applicable to many physical products**
- Current model proven successful: **Backorder for 1M CloudPets** from global distributor



Partners
provide low risk go-to-market strategies
Sale of Physical Products
Creation of Social Network
spiral
Engage Mobile Users
Monetize Mobile Users
Digital Customers
provide high margin, ongoing revenue

Contact Us

Mark Meyers, CEO
Spiral Toys
Tel (844) 681-7627
mmeyers@spiraltoys.com

Liolios Group Investor Relations
Michael Koehler
Tel (949) 574-3860
STOY@liolios.com

OTCQB:STOY

About Spiral Toys

Founded by a former senior executive of Disney and Sony, Spiral Toys (OTCQB: STOY) is a California-based company focused on developing and marketing products and mobile applications in the mobile-connected space. Spiral's mobile-connected entertainment platform connects physical items to today's top mobile devices through wireless technologies, creating a new kind of interactive user experience.

Spiral sells its products worldwide, and is developing additional applications based on its platform technology for several different verticals within the entertainment industry. Spiral collects revenue on both the physical purchase of goods and the sale of digital content through Apple's App Store and the Google Marketplace. For more information, visit www.spiraltoys.com.